SUBCLASS A-1 FLOATING RATE ASSET-BACKED NOTE, SERIES 1999-1


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                             AIRCRAFT FINANCE TRUST

     $512,500,000 CLASS A-1 FLOATING RATE ASSET-BACKED NOTES, SERIES 1999-1
                                  SUBCLASS A-1

No. ___
                                                                          CUSIP:
                                                                           ISIN:
                                                                    COMMON CODE:

$____________________


         AIRCRAFT FINANCE TRUST, a business trust organized under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of _____________ DOLLARS ($___________) on May 15, 2024 (the "Final Maturity
Date") and to pay interest monthly in arrears on the Outstanding Principal Balance hereof at a fluctuating rate per annum equal to the sum of LIBOR (calculated as provided in the Indenture) plus 0.48% per annum (together with Maturity Step-Up Interest, the "Stated Rate of Interest") from the date hereof until the Outstanding Principal Balance hereof is paid, payable on each Payment Date. Interest on the Subclass A-1 Notes in each Interest Accrual Period will be calculated by the Administrative Agent (as hereinafter defined) by multiplying the Stated Rate of Interest on the Subclass A-1 Notes for the relevant Interest Accrual Period by the Outstanding Principal Balance of the Subclass A-1 Notes on the first day of such Interest Accrual Period and by multiplying the product by the actual number of days in such Interest Accrual Period divided by 360 and rounding the resulting amount to the nearest cent (with half a cent being rounded upwards).

         This Subclass A-1 Note is one of a duly authorized issue of Notes of the Issuer issued under the Trust Indenture dated as of May 5, 1999 (as amended

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or  supplemented  from  time to time,  the  "Indenture"),  between  the  Issuer,
ReSource/Phoenix,   Inc.,   in  its  capacity  as   Administrative   Agent  (the
"Administrative Agent") and Bankers Trust Company (the "Trustee"). The Indenture also provides for the issuance of Class A Notes of any subclass (including additional Subclass A-1 Notes), Class B Notes, Class C Notes and Class D Notes. All capitalized terms used in this Subclass A-1 Note and not defined herein shall have the respective meanings assigned to such terms in the Indenture. Reference is made to the Indenture and all indentures supplemental thereto for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Holders of Subclass A-1 Notes. This Subclass A-1 Note is subject to all of the terms of the Indenture.

         The Outstanding Principal Balance of this Subclass A-1 Note may be repaid prior to the Final Maturity Date through the application on the Payment Dates of the Available Collections to the principal hereof as provided in
Section 3.08 of the Indenture (after making payments entitled to priority under Section 3.08 of the Indenture). In addition, the Issuer may optionally redeem all or part of the Outstanding Principal Balance of this Subclass A-1 Note on any Payment Date at the applicable Redemption Price (calculated as provided in the Indenture) or, in the case of a redemption for taxation reasons specified in the Indenture or a redemption in certain default circumstances as provided in the Indenture, at the Outstanding Principal Balance hereof plus accrued and unpaid interest hereon.

         Any amount of premium or interest (including Maturity Step-Up Interest) on this Subclass A-1 Note that is not paid when due shall, to the fullest extent permitted by applicable law, bear interest at an interest rate per annum equal to the Stated Rate of Interest from the date when due until such amount is paid or duly provided for, payable on the next succeeding Payment Date, subject to

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the  availability  of the Available  Collections  therefor after making payments entitled to priority under Section 3.08 of the Indenture.

         If this Note is not repaid on or before May 15, 2004, additional interest, at a rate of 0.5% per annum shall accrue on the Outstanding Principal Balance (as defined in the Indenture) of this Note ("Maturity Step-Up Interest").

         The indebtedness evidenced by the Subclass A-1 Notes is, to the extent and in the manner provided in the Indenture and the Security Trust Agreement, subordinate and subject in right of payment to the prior payment in full of all Senior Claims (as defined in the Indenture), and this Subclass A-1 Note is issued subject to the provisions thereof providing for such subordination. Each Holder of this Subclass A-1 Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee and the Security Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints each of the Trustee and the Security Trustee its attorney-in-fact for such purpose. All payments or distributions upon or with respect to any Obligations (as defined in the Indenture), which include payment of principal, premium and interest on this Note, that are received by the Holder of this Note contrary to the priority of payment provisions of the Indenture or in excess of the amounts to which the Holder of this Note is entitled under Section 3.08 of the Indenture shall be received for the benefit of the Senior Claimant (as defined in the Indenture), shall be segregated from other funds and property held by the Holder of this Note and shall be forthwith paid over to the Security Trustee in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to or held as collateral (in the case of non-cash property or securities) for the payment or prepayment of the Senior Claims (as defined in the Indenture) in accordance with the terms of the Indenture.

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         The maturity of this Subclass A-1 Note is subject to acceleration  upon the occurrence and during the continuance of the Events of Default specified in the Indenture.

         This Subclass A-1 Note is and will be secured, on a subordinated basis as referred to above, by the collateral pledged as security therefor as provided in the Security Trust Agreement.

         Subject to and in accordance with the terms of the Indenture, there will be distributed monthly on each Payment Date commencing on June 15, 1999, to the Person in whose name this Subclass A-1 Note is registered at the close of business on the Record Date with respect to such Payment Date, such Person's pro rata share (based on the aggregate percentage of the Outstanding Principal Balance of the Subclass A-1 Notes held by such Person) of the aggregate amount as may be distributable to all Holders of Subclass A-1 Notes on such Payment Date pursuant to Section 3.08 of the Indenture.

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO AIRCRAFT FINANCE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.13 OF THE INDENTURE.

         All amounts payable in respect of this Subclass A-1 Note shall be payable in U.S. dollars in immediately available funds in the manner provided in the Indenture to the Holder hereof on the Record Date relating to such payment.

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The final payment with respect to this Subclass A-1 Note, however, shall be made only upon presentation and surrender of this Note by the Holder or its agent at the Corporate Trust Office or agency of the Trustee or Paying Agent specified in the notice given by the Trustee or Paying Agent with respect to such final payment. The Trustee or Paying Agent shall mail such notice of the final payment of this Note to the Holder, specifying the date and amount of such final payment, no later than five Business Days prior to such final payment. At such time, if any, as this Subclass A-1 Note is issued in the form of one or more Definitive Notes, payments on a Payment Date shall be made by check mailed to each Holder of such a Definitive Note on the applicable Record Date at its address appearing on the Register maintained with respect to Subclass A-1 Notes. Alternatively, upon application in writing to the Trustee, not later than the applicable Record Date, by a Holder of one or more Definitive Notes of Subclass A-1 Notes having an aggregate principal amount of not less than $1,000,000, any such payments shall be made by wire transfer to an account designated by such Holder at a financial institution in New York, New York. The final payment with respect to any such Definitive Note, however, shall be made only upon presentation and surrender of such Definitive Note by the Holder or its agent at the Corporate Trust Office or agency of the Trustee or Paying Agent specified in the notice of such final payment given by the Trustee or Paying Agent. The Trustee or Paying Agent shall mail such notice of the final payment of this Note to the Holder, specifying the date and amount of such final payment, no later than five Business Days prior to such final payment.

         This Subclass A-1 Note is issuable only in registered form. A Holder may transfer this Note only by written application to the Registrar stating the name of the proposed transferee and otherwise complying with the terms of the Indenture. No such transfer shall be effective until, and such transferee shall

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succeed to the rights of a Holder only upon, final  registration of the transfer by the Registrar in the Register. When this Subclass A-1 Note is presented to the Registrar with a request to register the transfer or to exchange it for an equal principal amount of Subclass A-1 Notes of other authorized denominations (including an exchange of this Subclass A-1 Note for an Exchange Note), the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met (including, in the case of a transfer, that such Note is duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee and Registrar duly executed by the Holder thereof or by an attorney who is authorized in writing to act on behalf of the Holder). No service charge shall be made for any registration of transfer or exchange of this Subclass A-1 Note, but the party requesting such new Note or Notes may be required to pay a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.

         Prior to the registration of transfer of this Subclass A-1 Note, the Issuer and the Trustee may deem and treat the Person in whose name this Subclass A-1 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the absolute owner and Holder hereof for the purpose of receiving payment of all amounts payable with respect to this Subclass A-1 Note and for all other purposes, and neither the Issuer nor the Trustee shall be affected by notice to the contrary.

         The Indenture permits the amendment or modification of the Indenture and the Subclass A-1 Notes by the Issuer with the consent of the Holders of a majority of the Outstanding Principal Balance of all Notes on the date of any vote of such Holders (voting as a single class); provided that, (A) without the consent of each provider of a Credit Facility, no such amendment may modify (i) the provisions of the Indenture relating to such Person's Credit Facility or
(ii) to the extent  affecting such Person's Credit Facility,  Credit  Facilities

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generally; provided further that, (B) without the consent of each Swap Provider, each provider of a Credit Facility and each Holder of any Notes, in each instance affected thereby, no such amendment may, except as otherwise provided in Section 3.11 of the Indenture, (i) modify the provisions of the Indenture or the Notes setting forth the frequency or the currency of payment of, the maturity of, or the method of calculation of the amount of, any interest, principal or Redemption Price and Sale Premium, if any, payable in respect of any subclass of Notes, (ii) reduce the percentage of the aggregate Outstanding Principal Balance of any subclass of Notes required to approve any amendment or waiver of Section 9.01 of the Indenture or, except as otherwise provided in
Section 3.09 of the Indenture, (iii) alter the manner or priority of payment of such subclass of Notes (each such amendment referred to in subsection A and B, a "Basic Terms Modification"). The Indenture also permits the Trustee to agree with the Issuer, without the consent of any Holder of the Notes, (a) to any modification (other than a Basic Terms Modification) of, or the waiver or authorization of any breach or prospective breach of, any provision of any Related Document or of the relevant subclass of Notes to correct a manifest error or an error which is of a formal, minor or technical nature, (b) to modify the provisions of the Indenture or the Administrative Agency Agreement relating to the timing of movement of Rental Payments or other monies received or Expenses Incurred among the Accounts by the Administrative Agent, (c) to add or reflect any Credit Facility, (d) to any amendment (other than a Basic Terms Modification) of an immaterial nature necessary to permit the issuance of Refinancing Notes and/or Additional Notes and the acquisition of Additional Aircraft consistent with the expense provisions of the Indenture or (e) to
comply  with  the   requirements  of  the  Commission  in  connection  with  the qualification  of the  Indenture  under  the  Trust  Indenture  Act of 1939  (as

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amended,  the "Trust  Indenture  Act").  Any  amendment or  modification  of the
Indenture shall be binding on every Holder hereof, whether or not notation thereof is made upon this Subclass A-1 Note.

         The subordination provisions contained in Section 3.08, Section 3.09 and Article X of the Indenture may not be amended or modified without the consent of each Swap Provider, each provider of a Credit Facility, each Holder of the Notes of the subclass affected thereby and each Holder of any subclass of Notes ranking senior thereto. In no event shall the provisions set forth in
Section 3.08 of the Indenture relating to the priority of the Expenses, Swap Payments and payments under all Credit Facilities be amended or modified.

         The Indenture also contains provisions permitting the Holders of Notes representing a majority of the Outstanding Principal Balance of the Senior Class, on behalf of the Holders of all of the Subclass A-1 Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon all present and future Holders of this Subclass A-1 Note and of any Subclass A-1 Note issued upon the registration of transfer of, in exchange or in lieu of or upon the refinancing of this Subclass A-1 Note, whether or not notation of such consent or waiver is made upon this Subclass A-1 Note.

         The term "Issuer" as used in this Subclass A-1 Note includes any successor to the Issuer under the Indenture.

         The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Holders of Subclass A-1 Notes under the Indenture.

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         The  Subclass  A-1  Notes  are  issuable  only  in  registered  form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         THIS SUBCLASS A-1 NOTE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

         Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual or facsimile signature, this Subclass A-1 Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.



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         IN WITNESS WHEREOF,  the Issuer has caused this Subclass A-1 Note to be signed manually or by facsimile by its Owner Trustee.

Date:______________         AIRCRAFT FINANCE TRUST

                            By:  Wilmington Trust Company, not in its individual
                                   capacity but solely as the Owner Trustee


                            By:___________________________________
                            Name:
                            Title:   Authorized Signatory




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                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Subclass A-1 Notes designated above and referred to in the within-mentioned Indenture.

Date: ____________             BANKERS TRUST COMPANY, not in its
                                 individual capacity but solely as the Trustee


                               By: _______________________________
                                       Authorized Signatory


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                                 TRANSFER NOTICE

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto
Insert Taxpayer Identification No. __________________


________________________________________________________________________________
(Please print or typewrite name and address including zip code of assignee)

the within Note and all rights thereunder, hereby irrevocably constituting and appointing ______________________________ attorney to transfer said Note on the books of the Issuer with full power of substitution in the premises.

Date:                                   {Signature  of  Transferor}
                                        NOTE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

         The undersigned covenants and agrees that it will treat this Note as indebtedness for all purposes and will not take any action contrary to such characterization, including, without limitation, filing any tax returns or financial statements inconsistent therewith.

Date:                                   {Signature of Transferee}
                                        NOTICE:  to be executed by an executive
                                                 officer

           SUBCLASS A-2 FLOATING RATE ASSET-BACKED NOTE, SERIES 1999-1


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                             AIRCRAFT FINANCE TRUST
     $400,000,000 CLASS A-2 FLOATING RATE ASSET-BACKED NOTES, SERIES 1999-1
                                  SUBCLASS A-2

No. ___
                                                                          CUSIP:
                                                                           ISIN:
                                                                    COMMON CODE:

$____________________

         AIRCRAFT FINANCE TRUST, a business trust organized under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of _________________ DOLLARS ($____________) on May 15, 2024 (the "Final
Maturity Date") and to pay interest monthly in arrears on the Outstanding Principal Balance hereof at a fluctuating interest rate per annum equal to the sum of LIBOR (calculated as provided in the Indenture) plus 0.50% per annum (the "Stated Rate of Interest") from the date hereof until the Outstanding Principal Balance hereof is paid, payable on each Payment Date. Interest on the Subclass A-2 Notes in each Interest Accrual Period will be calculated by the Administrative Agent (as hereinafter defined) by multiplying the Stated Rate of Interest on the Subclass A-2 Notes for the relevant Interest Accrual Period by the Outstanding Principal Balance of the Subclass A-2 Notes on the first day of such Interest Accrual Period and by multiplying the product by the actual number of days in such Interest Accrual Period divided by 360 and rounding the resulting amount to the nearest cent (with half a cent being rounded upwards).

         This Subclass A-2 Note is one of a duly authorized issue of Notes of the Issuer issued under the Trust Indenture dated as of May 5, 1999 (as amended or supplemented from time to time, the "Indenture"), between the Issuer, ReSource/Phoenix, Inc., in its capacity as Administrative Agent (the

"Administrative Agent") and Bankers Trust Company, as trustee (the "Trustee"). The Indenture also provides for the issuance of Class A Notes of any subclass (including additional Subclass A-2 Notes), Class B Notes, Class C Notes and Class D Notes. All capitalized terms used in this Subclass A-2 Note and not defined herein shall have the respective meanings assigned to such terms in the Indenture. Reference is made to the Indenture and all indentures supplemental thereto for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Subclass A-2 Holders. This Subclass A-2 Note is subject to all of the terms of the Indenture.

         The Outstanding Principal Balance of this Subclass A-2 Note may be repaid prior to the Final Maturity Date through the application on the Payment Dates of the Available Collections to the principal hereof as provided in
Section 3.08 of the Indenture (after making payments entitled to priority under Section 3.08 of the Indenture). In addition, the Issuer may optionally redeem all or part of the Outstanding Principal Balance of this Subclass A-2 Note on any Payment Date at the applicable Redemption Price (calculated as provided in the Indenture) or, in the case of a redemption for taxation reasons specified in the Indenture or a redemption in certain default circumstances as provided in the Indenture, at the Outstanding Principal Balance hereof plus accrued and unpaid interest hereon.

         Any amount of premium or interest on this Subclass A-2 Note that is not paid when due shall, to the fullest extent permitted by applicable law, bear interest at an interest rate per annum equal to the Stated Rate of Interest from the date when due until such amount is paid or duly provided for, payable on the next succeeding Payment Date, subject to the availability of the Available Collections therefor after making payments entitled to priority under Section
3.08 of the Indenture.

         The indebtedness evidenced by the Subclass A-2 Notes is, to the extent and in the manner provided in the Indenture and the Security Trust Agreement, subordinate and subject in right of payment to the prior payment in full of all Senior Claims (as defined in the Indenture), and this Subclass A-2 Note is issued subject to the provisions thereof providing for such subordination. Each Holder of this Subclass A-2 Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee and the Security Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints each of the Trustee and the Security Trustee its attorney-in-fact for such purpose. All payments or distributions upon or with respect to any Obligations (as defined in the Indenture), which include payment of principal, premium and interest on this Note, that are received by the Holder of this Note contrary to the priority of payment provisions of the Indenture or in excess of the amounts to which the Holder of this Note is entitled under Section 3.08 of the Indenture shall be received for the benefit of the Senior Claimant (as defined in the Indenture), shall be segregated from other funds and property held by the Holder of this Note and shall be forthwith paid over to the Security Trustee in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to or held as collateral (in the case of non-cash property or securities) for the payment or prepayment of the Senior Claims (as defined in the Indenture) in accordance with the terms of the Indenture.

         The maturity of this Subclass A-2 Note is subject to acceleration upon the occurrence and during the continuance of the Events of Default specified in the Indenture.

         This Subclass A-2 Note is and will be secured, on a subordinated basis as referred to above, by the collateral pledged as security therefor as provided in the Security Trust Agreement.

         Subject to and in accordance with the terms of the Indenture, there will be distributed monthly on each Payment Date commencing on June 15, 1999, to the Person in whose name this Subclass A-2 Note is registered at the close of business on the Record Date with respect to such Payment Date, such Person's pro rata share (based on the aggregate percentage of the Outstanding Principal Balance of the Subclass A-2 Notes held by such Person) of the aggregate amount as may be distributable to all Holders of Subclass A-2 Notes on such Payment Date pursuant to Section 3.08 of the Indenture.

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO AIRCRAFT FINANCE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.13 OF THE INDENTURE.

         All amounts payable in respect of this Subclass A-2 Note shall be payable in U.S. dollars in immediately available funds in the manner provided in the Indenture to the Holder hereof on the Record Date relating to such payment. The final payment with respect to this Subclass A-2 Note, however, shall be made only upon presentation and surrender of this Note by the Holder or its agent at the Corporate Trust Office or agency of the Trustee or Paying Agent specified in the notice given by the Trustee or Paying Agent with respect to such final payment. The Trustee or Paying Agent shall mail such notice of the final payment of this Note to the Holder, specifying the date and amount of such final payment, no later than five Business Days prior to such final payment. At such time, if any, as this Subclass A-2 Note is issued in the form of one or more Definitive Notes, payments on a Payment Date shall be made by check mailed to each Holder of such a Definitive Note on the applicable Record Date at its address appearing on the Register maintained with respect to Subclass A-2 Notes. Alternatively, upon application in writing to the Trustee, not later than the applicable Record Date, by a Holder of one or more Definitive Notes of Subclass A-2 Notes having an aggregate principal amount of not less than $1,000,000, any such payments shall be made by wire transfer to an account designated by such Holder at a financial institution in New York, New York. The final payment with respect to any such Definitive Note, however, shall be made only upon presentation and surrender of such Definitive Note by the Holder or its agent at the Corporate Trust Office or agency of the Trustee or Paying Agent specified in the notice of such final payment given by the Trustee or Paying Agent. The Trustee or Paying Agent shall mail such notice of the final payment of this Note to the Holder, specifying the date and amount of such final payment, no later than five Business Days prior to such final payment.

         This Subclass A-2 Note is issuable only in registered form. A Holder may transfer this Note only by written application to the Registrar stating the name of the proposed transferee and otherwise complying with the terms of the Indenture. No such transfer shall be effective until, and such transferee shall succeed to the rights of a Holder only upon, final registration of the transfer by the Registrar in the Register. When this Subclass A-2 Note is presented to the Registrar with a request to register the transfer or to exchange it for an equal principal amount of Subclass A-2 Notes of other authorized denominations (including an exchange of this Subclass A-2 Note for an Exchange Note), the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met (including, in the case of a transfer, that such Note is duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee and Registrar duly executed by the Holder thereof or by an attorney who is authorized in writing to act on behalf of the Holder). No service charge shall be made for any registration of transfer or exchange of this Subclass A-2 Note, but the party requesting such new Note or Notes may be required to pay a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.

         Prior to the registration of transfer of this Subclass A-2 Note, the Issuer and the Trustee may deem and treat the Person in whose name this Subclass A-2 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the absolute owner and Holder hereof for the purpose of receiving payment of all amounts payable with respect to this Subclass A-2 Note and for all other purposes, and neither the Issuer nor the Trustee shall be affected by notice to the contrary.

         The Indenture permits the amendment or modification of the Indenture and the Subclass A-2 Notes by the issuer with the consent of the Holders of a majority of the Outstanding Principal Balance of all Notes on the date of any vote of such Holders (voting as a single class); provided that, (A) without the consent of each provider of a Credit Facility, no such amendment may modify (i) the provisions of the Indenture relating to such Person's Credit Facility or
(ii) to the extent affecting such Person's Credit Facility, Credit Facilities generally; provided further that, (B) without the consent of each Swap Provider, each provider of a Credit Facility and each Holder of any Notes, in each instance affected thereby, no such amendment may, except as otherwise provided in Section 3.11 of the Indenture, (i) modify the provisions of the Indenture or the Notes setting forth the frequency or the currency of payment of, the maturity of, or the method of calculation of the amount of, any interest, principal or Redemption Price and Sale Premium, if any, payable in respect of any subclass of Notes, (ii) reduce the percentage of the aggregate Outstanding Principal Balance of any subclass of Notes required to approve any amendment or waiver of Section 9.01 of the Indenture or, except as otherwise provided in
Section 3.09 of the Indenture, (iii) alter the manner or priority of payment of such subclass of Notes (each such amendment referred to in subsection A and B, a "Basic Terms Modification"). The Indenture also permits the Trustee to agree with the Issuer, without the consent of any Holder of the Notes, (a) to any modification (other than a Basic Terms Modification) of, or the waiver or authorization of any breach or prospective breach of, any provision of any Related Document or of the relevant subclass of Notes to correct a manifest error or an error which is of a formal, minor or technical nature, (b) to modify the provisions of the Indenture or the Administrative Agency Agreement relating to the timing of movement of Rental Payments or other monies received or Expenses Incurred among the Accounts by the Administrative Agent, (c) to add or reflect any Credit Facility, (d) to any amendment (other than a Basic Terms Modification) of an immaterial nature necessary to permit the issuance of Refinancing Notes and/or Additional Notes and the acquisition of Additional Aircraft consistent with the expense provisions of the Indenture or (e) to comply with the requirements of the Commission in connection with the qualification of the Indenture under the Trust Indenture Act of 1939 (as amended, the "Trust Indenture Act"). Any amendment or modification of the Indenture shall be binding on every Holder hereof, whether or not notation thereof is made upon this Subclass A-2 Note.

         The subordination provisions contained in Section 3.08, Section 3.09 and Article X of the Indenture may not be amended or modified without the consent of each Swap Provider, each provider of a Credit Facility, each Holder of the Notes of the subclass affected thereby and each Holder of any subclass of Notes ranking senior thereto. In no event shall the provisions set forth in
Section 3.08 of the Indenture relating to the priority of the Expenses, Swap Payments and payments under all Credit Facilities be amended or modified.

         The Indenture also contains provisions permitting the Holders of Notes representing a majority of the Outstanding Principal Balance of the Senior Class, on behalf of the Holders of all of the Subclass A-2 Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon all present and future Holders of this Subclass A-2 Note and of any Subclass A-2 Note issued upon the registration of transfer of, in exchange or in lieu of or upon the refinancing of this Subclass A-2 Note, whether or not notation of such consent or waiver is made upon this Subclass A-2 Note.

         The term "Issuer" as used in this Subclass A-2 Note includes any successor to the Issuer under the Indenture.

         The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Holders of Subclass A-2 Notes under the Indenture.

         The Subclass A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         THIS SUBCLASS A-2 NOTE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

         Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual or facsimile signature, this Subclass A-2 Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this Subclass A-2 Note to be signed manually or by facsimile by its Owner Trustee.


Date: _________________                     AIRCRAFT FINANCE TRUST
                                            By:     Wilmington Trust Company,
                                            not in its individual capacity but
                                            solely as the Owner Trustee

                                            By:_________________________________
                                                 Name:
                                                 Title:  Authorized Signatory

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


         This is one of the Subclass A-2 Notes designated above and referred to in the within-mentioned Indenture.


Date: ____________               BANKERS TRUST COMPANY, not in its individual
                                    capacity but solely as the Trustee


                                 By: _______________________________
                                          Authorized Signatory

                                 TRANSFER NOTICE


         FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No. __________________


________________________________________________________________________________
(Please print or typewrite name and address including zip code of assignee)

the within Note and all rights thereunder, hereby irrevocably constituting and appointing ______________________________ attorney to transfer said Note on the books of the Issuer with full power of substitution in the premises.


Date:                                   {Signature  of  Transferor}
                                        NOTE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

         The undersigned covenants and agrees that it will treat this Note as indebtedness for all purposes and will not take any action contrary to such characterization, including, without limitation, filing any tax returns or financial statements inconsistent therewith.


Date:                                   {Signature of Transferee}
                                        NOTICE: to be executed by an executive
                                        officer

             CLASS B FLOATING RATE ASSET-BACKED NOTE, SERIES 1999-1

                             AIRCRAFT FINANCE TRUST

       $126,500,000 CLASS B FLOATING RATE ASSET-BACKED NOTE, SERIES 1999-1

No. ___
                                                                          CUSIP:
                                                                           ISIN:
                                                                    COMMON CODE:

$_______________________

         AIRCRAFT FINANCE TRUST, a business trust organized under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ________________ DOLLARS ($__________) on May 15, 2024 (the "Final Maturity
Date") and to pay interest monthly in arrears on the Outstanding Principal Balance hereof at a fluctuating interest rate per annum equal to the sum of LIBOR (calculated as provided in the Indenture) plus 1.15% per annum (the "Stated Rate of Interest") from the date hereof until the Outstanding Principal Balance hereof is paid, payable on each Payment Date. Interest on this Class B
Note in each Interest Accrual Period will be calculated by the Administrative Agent (as hereinafter defined) by multiplying the Stated Rate of Interest on this Class B Note for the relevant Interest Accrual Period by the Outstanding Principal Balance of this Class B Note on the first day of such Interest Accrual Period and by multiplying the product by the actual number of days in such Interest Accrual Period divided by 360 and rounding the resulting amount to the nearest cent (with half a cent being rounded upwards).

         This Class B Note is one of a duly authorized issue of Notes of the Issuer issued under the Trust Indenture dated as of May 5, 1999 (as amended or supplemented from time to time, the "Indenture"), between the Issuer,
ReSource/Phoenix,   Inc.,   in  its  capacity  as   Administrative   Agent  (the

"Administrative  Agent"),  and  Bankers  Trust  Company  (the  "Trustee").   The
Indenture also provides for the issuance of Class A Notes, Class C Notes and Class D Notes. All capitalized terms used in this Class B Note and not defined herein shall have the respective meanings assigned to such terms in the Indenture. Reference is made to the Indenture and all indentures supplemental thereto for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Class B Holders. This Class B Note is subject to all of the terms of the Indenture.

         The Outstanding Principal Balance of this Class B Note may be repaid prior to the Final Maturity Date through the application on the Payment Dates of the Available Collections to the principal hereof as provided in Section 3.08 of the Indenture (after making payments entitled to priority under Section 3.08 of the Indenture). In addition, the Issuer may optionally redeem all or part of the Outstanding Principal Balance of this Class B Note on any Payment Date at the applicable Redemption Price (calculated as provided in the Indenture) or, in the case of a redemption for taxation reasons specified in the Indenture or a redemption in certain default circumstances as provided in the Indenture, at the Outstanding Principal Balance hereof plus accrued and unpaid interest hereon.

         Any amount of premium or interest on this Class B Note that is not paid when due shall, to the fullest extent permitted by applicable law, bear interest at an interest rate per annum equal to the Stated Rate of Interest from the date when due until such amount is paid or duly provided for, payable on the next succeeding Payment Date, subject to the availability of the Available Collections therefor after making payments entitled to priority under Section
3.08 of the Indenture.

         The indebtedness evidenced by the Class B Notes is, to the extent and in the manner provided in the Indenture and the Security Trust Agreement, subordinate and subject in right of payment to the prior payment in full of all Senior Claims (as defined in the Indenture), and this Class B Note is issued subject to the provisions thereof providing for such subordination. Each Holder of this Class B Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee and the Security Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints each of the Trustee and the Security Trustee its attorney-in-fact for such purpose. All payments or distributions upon or with respect to any Obligations (as defined in the Indenture), which include payment of principal, premium and interest on this Note, that are received by the Holder of this Note contrary to the priority of payment provisions of the Indenture or in excess of the amounts to which the Holder of this Note is entitled under Section 3.08 of the Indenture, shall be received for the benefit of the Senior Claimant (as defined in the Indenture), shall be segregated from other funds and property held by the Holder of this Note and shall be forthwith paid over to the Security Trustee in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to or held as collateral (in the case of non-cash property or securities) for the payment or prepayment of the Senior Claims (as defined in the Indenture) in accordance with the terms of the Indenture.

         The maturity of this Class B Note is subject to acceleration upon the occurrence and during the continuance of the Events of Default specified in the Indenture. The Class B Holders shall not be permitted to deliver a Default Notice or to exercise or to direct the exercise of any remedy in respect of any such Event of Default until all interest and principal on the Class A Notes have been paid in full.

         This Class B Note is and will be secured, on a subordinated basis, as referred to above, by the collateral pledged as security therefor as provided in the Security Trust Agreement.

         Subject to and in accordance with the terms of the Indenture, there will be distributed monthly on each Payment Date commencing on June 15, 1999, to the Person in whose name this Class B Note is registered at the close of business on the Record Date with respect to such Payment Date, such Person's pro rata share (based on the aggregate percentage of the Outstanding Principal Balance of the Class B Notes held by such Person) of the aggregate amount as may be distributable to all Holders of Class B Notes on such Payment Date pursuant to Section 3.08 of the Indenture.

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO AIRCRAFT FINANCE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.13 OF THE INDENTURE.

         All amounts payable in respect of this Class B Note shall be payable in U.S. dollars in immediately available funds in the manner provided in the Indenture to the Holder hereof on the Record Date relating to such payment. The final payment with respect to this Class B Note, however, shall be made only upon presentation and surrender of this Note by the Holder or its agent at the Corporate Trust Office or agency of the Trustee or Paying Agent specified in the notice given by the Trustee or Paying Agent with respect to such final payment. The Trustee or Paying Agent shall mail such notice of the final payment of this Note to the Holder, specifying the date and amount of such final payment, no later than five Business Days prior to such final payment. At such time, if any, as this Class B Note is issued in the form of one or more Definitive Notes, payments on a Payment Date shall be made by check mailed to each Holder of such a Definitive Note on the applicable Record Date at its address appearing on the Register maintained with respect to Class B Notes. Alternatively, upon application in writing to the Trustee, not later than the applicable Record Date, by a Holder of one or more Definitive Notes of Class B Notes having an aggregate principal amount of not less than $1,000,000, any such payments shall be made by wire transfer to an account designated by such Holder at a financial institution in New York, New York. The final payment with respect to any such Definitive Note, however, shall be made only upon presentation and surrender of such Definitive Note by the Holder or its agent at the Corporate Trust Office or agency of the Trustee or Paying Agent specified in the notice of such final payment given by the Trustee or Paying Agent. The Trustee or Paying Agent shall mail such notice of the final payment of this Note to the Holder, specifying the date and amount of such final payment, no later than five Business Days prior to such final payment.

         This Class B Note is issuable only in registered form. A Holder may transfer this Note only by written application to the Registrar stating the name of the proposed transferee and otherwise complying with the terms of the Indenture. No such transfer shall be effective until, and such transferee shall succeed to the rights of a Holder only upon, final registration of the transfer by the Registrar in the Register. When this Class B Note is presented to the Registrar with a request to register the transfer or to exchange it for an equal principal amount of Class B Notes of other authorized denominations (including an exchange of this Class B Note for an Exchange Note), the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met (including, in the case of a transfer, that such Note is duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee and Registrar duly executed by the Holder thereof or by an attorney who is authorized in writing to act on behalf of the Holder). No service charge shall be made for any registration of transfer or exchange of this Class B Note, but the party requesting such new Note or Notes may be required to pay a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.

         Prior to the registration of transfer of this Class B Note, the Issuer and the Trustee may deem and treat the Person in whose name this Class B Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the absolute owner and Holder hereof for the purpose of receiving payment of all amounts payable with respect to this Class B Note and for all other purposes, and neither the Issuer nor the Trustee shall be affected by notice to the contrary.

         The Indenture  permits the amendment or  modification  of the Indenture and the Class B Notes by the Issuer with the consent of the Holders of a majority of the Outstanding Principal Balance of all Notes on the date of any vote of such Holders (voting as a single class); provided that, (A) without the consent of each provider of a Credit Facility, no such amendment may modify (i) the provisions of the Indenture relating to such Person's Credit Facility or
(ii) to the extent affecting such Person's Credit Facility, Credit Facilities generally; provided further that, (B) without the consent of each Swap Provider, each provider of a Credit Facility and each Holder of any Notes, in each instance affected thereby, no such amendment may, except as otherwise provided in Section 3.11 of the Indenture, (i) modify the provisions of the Indenture or the Notes setting forth the frequency or the currency of payment of, the maturity of, or the method of calculation of the amount of, any interest, principal or Redemption Price and Sale Premium, if any, payable in respect of any subclass of Notes, (ii) reduce the percentage of the aggregate Outstanding Principal Balance of any subclass of Notes required to approve any amendment or waiver of Section 9.01 of the Indenture or, except as otherwise provided in
Section 3.09 of the Indenture, (iii) alter the manner or priority of payment of such subclass of Notes (each such amendment referred to in subsection A and B, a "Basic Terms Modification"). The Indenture also permits the Trustee to agree with the Issuer, without the consent of any Holder of the Notes, (a) to any modification (other than a Basic Terms Modification) of, or the waiver or authorization of any breach or prospective breach of, any provision of any Related Document or of the relevant subclass of Notes to correct a manifest error or an error which is of a formal, minor or technical nature, (b) to modify the provisions of the Indenture or the Administrative Agency Agreement relating to the timing of movement of Rental Payments or other monies received or Expenses Incurred among the Accounts by the Administrative Agent, (c) to add or reflect any Credit Facility, (d) to any amendment (other than a Basic Terms Modification) of an immaterial nature necessary to permit the issuance of Refinancing Notes and/or Additional Notes and the acquisition of Additional Aircraft consistent with the expense provisions of the Indenture or (e) to comply with the requirements of the Commission in connection with the qualification of the Indenture under the Trust Indenture Act of 1939 (as amended, the "Trust Indenture Act"). Any amendment or modification of the

Indenture shall be binding on every Holder hereof, whether or not notation thereof is made upon this Class B Note.

         The subordination provisions contained in Section 3.08, Section 3.09 and Article X of the Indenture may not be amended or modified without the consent of each Swap Provider, each provider of a Credit Facility, each Holder of the Notes of the subclass affected thereby and each Holder of any subclass of Notes ranking senior thereto. In no event shall the provisions set forth in
Section 3.08 of the Indenture relating to the priority of the Expenses, Swap Payments and payments under all Credit Facilities be amended or modified.

         The Indenture also contains provisions permitting the Holders of Notes representing a majority of the Outstanding Principal Balance of the Senior Class, on behalf of the Holders of all of the Class B Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon all present and future Holders of this Class B Note and of any Class B Note issued upon the registration of transfer of, in exchange or in lieu of or upon the refinancing of this Class B Note, whether or not notation of such consent or waiver is made upon this Class B Note.

         The term "Issuer" as used in this Class B Note includes any successor to the Issuer under the Indenture.

         The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Holders of Class B Notes under the Indenture.

         The Class B Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         THIS CLASS B NOTE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF

CONSTRUCTION, VALIDITY AND PERFORMANCE.

         Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual or facsimile signature, this Class B Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this Class B Note to be signed manually or by facsimile by its Owner Trustee.

Date: ________________              AIRCRAFT FINANCE TRUST

                                    By:      Wilmington Trust Company,
                                             not in its individual capacity but
                                             solely as the Owner Trustee


                                    By:___________________________________
                                         Name:
                                         Title:       Authorized Signatory

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


         This is one of the Class B Notes designated above and referred to in the within-mentioned Indenture.


Date: ____________            BANKERS TRUST COMPANY, not in its
                                 individual capacity but solely as the Trustee


                              By:_______________________________
                                          Authorized Signatory

                                 TRANSFER NOTICE

         FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No. __________________

________________________________________________________________________________
(Please print or typewrite name and address including zip code of assignee)

the within Note and all rights thereunder, hereby irrevocably constituting and appointing ______________________________ attorney to transfer said Note on the books of the Issuer with full power of substitution in the premises.


Date:                                   {Signature  of  Transferor}
                                        NOTE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

         The undersigned covenants and agrees that it will treat this Note as indebtedness for all purposes and will not take any action contrary to such characterization, including, without limitation, filing any tax returns or financial statements inconsistent therewith.

Date:                                   {Signature of Transferee}
                                        NOTICE: to be executed by an executive officer

               CLASS C FIXED RATE ASSET-BACKED NOTE, SERIES 1999-1

                             AIRCRAFT FINANCE TRUST

        $106,000,000 CLASS C FIXED RATE ASSET-BACKED NOTES, SERIES 1999-1

No. ___
                                                                          CUSIP:
                                                                           ISIN:
                                                                    COMMON CODE:

$___________________

         AIRCRAFT FINANCE TRUST, a business trust organized under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of __________________ DOLLARS ($____________) on May 15, 2024 (the "Final
Maturity Date") and to pay interest monthly in arrears on the Outstanding Principal Balance hereof at the rate of 8.00% per annum (the "Stated Rate of Interest") from the date hereof until the Outstanding Principal Balance hereof is paid, payable on each Payment Date. Interest on this Class C Note for each Interest Accrual Period shall be calculated (i) on the basis of a 360-day year and one-twelfth of an annual interest payment, (ii) on the first Payment Date, on the basis of the actual number of days in the first Interest Accrual Period divided by 360 and (iii) in the case of a payment other than on a Payment Date, on the basis of a 360-day year consisting of twelve 30-day months.

         This Class C Note is one of a duly authorized issue of Notes of the Issuer issued under the Trust Indenture dated as of May 5, 1999 (as amended or supplemented from time to time, the "Indenture"), between the Issuer,
ReSource/Phoenix, Inc., in its capacity as Administrative Agent (the "Administrative Agent"), and Bankers Trust Company (the "Trustee"). The
Indenture also provides for the issuance of Class A Notes, Class B Notes and Class D Notes. All capitalized terms used in this Class C Note and not defined herein shall have the respective meanings assigned to such terms in the Indenture. Reference is made to the Indenture and all indentures supplemental thereto for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Class C Holders. This Class C Note is subject to all of the terms of the Indenture.

         The Outstanding Principal Balance of this Class C Note may be repaid prior to the Final Maturity Date through the application on the Payment Dates of the Available Collections to the principal hereof as provided in Section 3.08 of the Indenture (after making payments entitled to priority under Section 3.08 of the Indenture). In addition, the Issuer may optionally redeem all or part of the Outstanding Principal Balance of this Class C Note on any Payment Date at the applicable Redemption Price (calculated as provided in the Indenture) or, in the case of a redemption for taxation reasons specified in the Indenture or a redemption in certain default circumstances as provided in the Indenture, at the Outstanding Principal Balance hereof plus accrued and unpaid interest and accrued and unpaid Sales Premium, if any, hereon.

         Any amount of premium or interest on this Class C Note that is not paid when due shall, to the fullest extent permitted by applicable law, bear interest at an interest rate per annum equal to the Stated Rate of Interest from the date when due until such amount is paid or duly provided for, payable on the next succeeding Payment Date, subject to the availability of the Available Collections therefor after making payments entitled to priority under Section
3.08 of the Indenture.

         The indebtedness evidenced by the Class C Notes is, to the extent and in the manner provided in the Indenture and the Security Trust Agreement, subordinate and subject in right of payment to the prior payment in full of all Senior Claims (as defined in the Indenture), and this Class C Note is issued subject to the provisions thereof providing for such subordination. Each Holder of this Class C Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee and the Security Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints each of the Trustee and the Security Trustee its attorney-in-fact for such purpose. All payments or distributions upon or with respect to any Obligations (as defined in the Indenture), which include payment of principal, Sale Premium and interest on this Note, that are received by the Holder of this Note contrary to the priority of payment provisions of the Indenture or in excess of the amounts to which such the Holder of this Note is entitled under Section 3.08 of the Indenture, shall be received for the benefit of the Senior Claimant (as defined in the Indenture), shall be segregated from other funds and property held by the Holder of this Note and shall be forthwith paid over to the Security Trustee in the same form as so received (with any necessary indorsement) to be applied (in the case of cash) to or held as collateral (in the case of non-cash property or securities) for the payment or prepayment of the Senior Claims (as defined in the Indenture) in accordance with the terms of the Indenture.

         The maturity of this Class C Note is subject to acceleration upon the occurrence and during the continuance of the Events of Default specified in the Indenture. The Class C Holders shall not be permitted to deliver a Default Notice or to exercise or to direct the exercise of any remedy in respect of any such Event of Default until all interest and principal on the Class A Notes and the Class B Notes have been paid in full.

         This Class C Note is and will be secured, on a subordinated basis as referred to above, by the collateral pledged as security therefor as provided in the Security Trust Agreement.

         Subject to and in accordance with the terms of the Indenture, there will be distributed monthly on each Payment Date commencing on June 15, 1999, to the Person in whose name this Class C Note is registered at the close of business on the Record Date with respect to such Payment Date, such Person's pro rata share (based on the aggregate percentage of the Outstanding Principal Balance of the Class C Notes held by such Person) of the aggregate amount as may be distributable to all Holders of Class C Notes on such Payment Date pursuant to Section 3.08 of the Indenture.

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO AIRCRAFT FINANCE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.13 OF THE INDENTURE.

         All amounts payable in respect of this Class C Note shall be payable in U.S. dollars in immediately available funds in the manner provided in the Indenture to the Holder hereof on the Record Date relating to such payment. The final payment with respect to this Class C Note, however, shall be made only upon presentation and surrender of this Note by the Holder or its agent at the Corporate Trust Office or agency of the Trustee or Paying Agent specified in the notice given by the Trustee or Paying Agent with respect to such final payment. The Trustee or Paying Agent shall mail such notice of the final payment of this Note to the Holder, specifying the date and amount of such final payment, no later than five Business Days prior to such final payment. At such time, if any, as this Class C Note is issued in the form of one or more Definitive Notes, payments on a Payment Date shall be made by check mailed to each Holder of such a Definitive Note on the applicable Record Date at its address appearing on the Register maintained with respect to Class C Notes. Alternatively, upon application in writing to the Trustee, not later than the applicable Record Date, by a Holder of one or more Definitive Notes of Class C Notes having an aggregate principal amount of not less than $1,000,000, any such payments shall be made by wire transfer to an account designated by such Holder at a financial institution in New York, New York. The final payment with respect to any such Definitive Note, however, shall be made only upon presentation and surrender of such Definitive Note by the Holder or its agent at the Corporate Trust Office or agency of the Trustee or Paying Agent specified in the notice of such final payment given by the Trustee or Paying Agent. The Trustee or Paying Agent shall mail such notice of the final payment of this Note to the Holder, specifying the date and amount of such final payment, no later than five Business Days prior to such final payment.

         This Class C Note is issuable only in registered form. A Holder may transfer this Note only by written application to the Registrar stating the name of the proposed transferee and otherwise complying with the terms of the Indenture. No such transfer shall be effective until, and such transferee shall succeed to the rights of a Holder only upon, final registration of the transfer by the Registrar in the Register. When this Class C Note is presented to the Registrar with a request to register the transfer or to exchange it for an equal principal amount of Class C Notes of other authorized denominations (including an exchange of this Class C Note for an Exchange Note), the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met (including, in the case of a transfer, that such Note is duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee and Registrar duly executed by the Holder thereof or by an attorney who is authorized in writing to act on behalf of the Holder). No service charge shall be made for any registration of transfer or exchange of this Class C Note, but the party requesting such new Note or Notes may be required to pay a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.

         Prior to the registration of transfer of this Class C Note, the Issuer and the Trustee may deem and treat the Person in whose name this Class C Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the absolute owner and Holder hereof for the purpose of receiving payment of all amounts payable with respect to this Class C Note and for all other purposes, and neither the Issuer nor the Trustee shall be affected by notice to the contrary.

         The Indenture  permits the amendment or  modification  of the Indenture and the Class C Notes by the Issuer with the consent of the Holders of a majority of the Outstanding Principal Balance of all Notes on the date of any vote of such Holders (voting as a single class); provided that, (A) without the consent of each provider of a Credit Facility, no such amendment may modify (i) the provisions of the Indenture relating to such Person's Credit Facility or
(ii) to the extent affecting such Person's Credit Facility, Credit Facilities generally; provided further that, (B) without the consent of each Swap Provider, each provider of a Credit Facility and each Holder of any Notes, in each instance affected thereby, no such amendment may, except as otherwise provided in Section 3.11 of the Indenture, (i) modify the provisions of the Indenture or the Notes setting forth the frequency or the currency of payment of, the maturity of, or the method of calculation of the amount of, any interest, principal or Redemption Price and Sale Premium, if any, payable in respect of any subclass of Notes, (ii) reduce the percentage of the aggregate Outstanding Principal Balance of any subclass of Notes required to approve any amendment or waiver of Section 9.01 of the Indenture or, except as otherwise provided in
Section 3.09 of the Indenture, (iii) alter the manner or priority of payment of such subclass of Notes (each such amendment referred to in subsection A and B, a "Basic Terms Modification"). The Indenture also permits the Trustee to agree with the Issuer, without the consent of any Holder of the Notes, (a) to any modification (other than a Basic Terms Modification) of, or the waiver or authorization of any breach or prospective breach of, any provision of any Related Document or of the relevant subclass of Notes to correct a manifest error or an error which is of a formal, minor or technical nature, (b) to modify the provisions of the Indenture or the Administrative Agency Agreement relating to the timing of movement of Rental Payments or other monies received or Expenses Incurred among the Accounts by the Administrative Agent, (c) to add or reflect any Credit Facility, (d) to any amendment (other than a Basic Terms Modification) of an immaterial nature necessary to permit the issuance of Refinancing Notes and/or Additional Notes and the acquisition of Additional Aircraft consistent with the expense provisions of the Indenture or (e) to comply with the requirements of the Commission in connection with the qualification of the Indenture under the Trust Indenture Act of 1939 (as amended, the "Trust Indenture Act"). Any amendment or modification of the Indenture shall be binding on every Holder hereof, whether or not notation thereof is made upon this Class C Note.

         The subordination provisions contained in Section 3.08, Section 3.09 and Article X of the Indenture may not be amended or modified without the consent of each Swap Provider, each provider of a Credit Facility, each Holder of the Notes of the subclass affected thereby and each Holder of any subclass of

Notes ranking  senior  thereto.  In no event shall the  provisions  set forth in
Section 3.08 of the Indenture relating to the priority of the Expenses, Swap Payments and payments under all Credit Facilities be amended or modified.

         The Indenture also contains provisions permitting the Holders of Notes representing a majority of the Outstanding Principal Balance of the Senior Class, on behalf of the Holders of all of the Class C Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon all present and future Holders of this Class C Note and of any Class C Note issued upon the registration of transfer of, in exchange or in lieu of or upon the refinancing of this Class C Note, whether or not notation of such consent or waiver is made upon this Class C Note.

         The term "Issuer" as used in this Class C Note includes any successor to the Issuer under the Indenture.

         The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Holders of Class C Notes under the Indenture.

         The Class C Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         THIS CLASS C NOTE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

         Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual or facsimile signature, this Class C Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this Class C Note to be signed manually or by facsimile by its Owner Trustee.

Date: ______________                AIRCRAFT FINANCE TRUST

                                    By:     Wilmington Trust Company,
                                            not in its individual capacity but
                                            solely as the Owner Trustee


                                    By:___________________________________
                                         Name:
                                         Title:       Authorized Signatory

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


         This is one of the Class C Notes designated above and referred to in the within-mentioned Indenture.

Date: ____________           BANKERS TRUST COMPANY, not in its individual
                                  capacity but solely as the Trustee

                             By: __________________________
                                      Authorized Signatory

                                 TRANSFER NOTICE

         FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No. __________________

________________________________________________________________________________
(Please print or typewrite name and address including zip code of assignee)

the within Note and all rights thereunder, hereby irrevocably constituting and appointing ______________________________ attorney to transfer said Note on the books of the Issuer with full power of substitution in the premises.


Date:                                   {Signature  of  Transferor}
                                        NOTE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

         The undersigned covenants and agrees that it will treat this Note as indebtedness for all purposes and will not take any action contrary to such characterization, including, without limitation, filing any tax returns or financial statements inconsistent therewith.

Date:                                   {Signature of Transferee}
                                        NOTICE: to be executed by an executive officer